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                                Supplement to the
                SCHWAB ANALYTICS FUND(R) PROSPECTUS dated 2/28/01

At a Special Meeting of Shareholders on October 29, 2001, a majority of the Schwab Analytics Fund's shareholders approved a new sub-advisory agreement between Charles Schwab Investment Management, Inc. and Symphony Asset Management LLC.

On July 16, 2001, The John Nuveen Company acquired Symphony Asset Management LLC, an affiliate Symphony Asset Management, Inc. As a result of the acquisition, the individuals who previously provided sub-advisory services on behalf of Symphony Asset Management, Inc. now provide those services as employees of Symphony Asset Management LLC.

The prospectus is hereby supplemented to reflect the change of investment sub-adviser. Accordingly, the third paragraph on page 8 is deleted and replaced with the following:

      Symphony Asset Management LLC is the subadviser for the Schwab Analytics Fund. Symphony is located at 555 California Street, San Francisco, CA 94104. As of June 30, 2001, Symphony had approximately $4.1 billion under management, including assets of the fund. Symphony is a wholly-owned subsidiary of The John Nuveen Company, which manages or sponsors over $75 billion of investments for more than one million investors.

Please retain this supplement for future reference.

REG22476 (11/06/01)